UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2010

VOLT INFORMATION SCIENCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	001-9232	13-5658129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 704-2400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on February 2, 2010, Volt Information Sciences, Inc. (the “Company”) received a letter from the NYSE Regulation, Inc. (the “NYSE”) informing the Company that, as a result of its failure to timely file its Annual Report on Form 10-K for the year ended November 1, 2009 (the “2009 Form 10-K”) with the Securities and Exchange Commission (the “SEC”), the Company is subject to the procedures specified in Section 802.01E (SEC Annual Report Timely Filing Criteria) of the New York Stock Exchange’s Listed Company Manual.

Under those procedures, the NYSE advised the Company that it would closely monitor the status of the filing of the 2009 Form 10-K and related public disclosures for up to a six-month period from February 1, 2010, the due date of the 2009 Form 10-K (after extension under Rule 12b-25) under the Securities Exchange Act of 1934, as amended.  In that letter the NYSE stated that, if the Company has not filed the 2009 Form 10-K within six months of the filing due date, the NYSE may, in its sole discretion, following a request by the Company, allow the Company’s common stock to be traded for up to an additional six months to file the 2009 Form 10-K prior to commencing suspension or delisting procedures depending on the Company’s specific circumstances.

On July 23, 2010, the Company received a letter from the NYSE stating that, in response to the Company’s request for additional time, the NYSE has provided the Company with an additional extension, until December 31, 2010, to file the 2009 Form 10-K with the Securities and Exchange Commission in order to maintain the continued listing and trading on the NYSE of the Company’s common stock.  The NYSE has advised the Company that the extension is subject to reassessment on an ongoing basis and that the Exchange will closely monitor the progress made toward the filing of the 2009 Form 10-K during this additional period.

Item 8.01.       Other Events.

On July 26, 2010, the Company issued a press release reporting that, as discussed in Item 3.01 of this Report, the NYSE has provided the Company with additional time within which to file the 2009 Annual Report with the SEC.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d)           Exhibits:

99.1	Press Release dated July 26, 2010.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

Date: July 26, 2010	By:	/s/ Jack Egan
Jack Egan, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	The Company’s press release dated July 26, 2010.